EX.99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Cullen Funds Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Cullen Funds Trust for the period ended December 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Cullen Funds Trust for the stated period.

/s/ James P. Cullen                      /s/ Brenda S. Pons
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James P. Cullen                          Brenda S. Pons
President, Cullen Funds Trust            Treasurer, Cullen Funds Trust

Dated:   March 9, 2006                   Dated:  March 9, 2006
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Cullen Funds Trust for purposes of the Securities Exchange Act of 1934.